REVOLVER NOTE

October 25, 2010	$15,910,000.00	New York, New York

P&F INDUSTRIES, INC., a Delaware corporation (“P&F”), FLORIDA PNEUMATIC MANUFACTURING CORPORATION, a Florida corporation (“Florida Pneumatic”), HY-TECH MACHINE, INC., a Delaware corporation (“Hy-Tech”), and NATIONWIDE INDUSTRIES, INC., a Florida corporation (“Nationwide”, and together with P&F, Florida Pneumatic and Hy-Tech, collectively, “Borrowers” and each, a “Borrower”), for value received, hereby unconditionally promise to pay, on a joint and several basis, to the order of CAPITAL ONE LEVERAGE FINANCE CORPORATION (“Lender”), the principal sum of FIFTEEN MILLION NINE HUNDRED TEN THOUSAND DOLLARS ($15,910,000.00), or such lesser amount as may be advanced by Lender as Revolver Loans and owing as LC Obligations from time to time under the Loan Agreement described below, together with all accrued and unpaid interest thereon.  Terms are used herein as defined in the Loan and Security Agreement dated as of October 25, 2010, among Borrowers, the Guarantors from time to time party thereto, Capital One Leverage Finance Corporation, as Agent, Lender and certain other financial institutions, as such agreement may be amended, modified, renewed or extended from time to time (“Loan Agreement”).

Principal of and interest on this Note from time to time outstanding shall be due and payable as provided in the Loan Agreement.  This Note is issued pursuant to and evidences Revolver Loans and LC Obligations under the Loan Agreement, to which reference is made for a statement of the rights and obligations of Lender and the duties and obligations of Borrowers.  The Loan Agreement contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events, and for the borrowing, prepayment and reborrowing of amounts upon specified terms and conditions.

The holder of this Note is hereby authorized by Borrowers to record on a schedule annexed to this Note (or on a supplemental schedule) the amounts owing with respect to Revolver Loans and LC Obligations, and the payment thereof.  Failure to make any notation, however, shall not affect the rights of the holder of this Note or any obligations of Borrowers hereunder or under any other Loan Documents.

Time is of the essence of this Note.  Each Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this Note, diligence in collecting, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payments, or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.  Borrowers jointly and severally agree to pay, and to save the holder of this Note harmless against, any liability for the payment of all costs and expenses (including without limitation reasonable attorneys’ fees) if this Note is collected by or through an attorney-at-law.

In no contingency or event whatsoever shall the amount paid or agreed to be paid to the holder of this Note for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permitted under Applicable Law.  If any such excess amount is inadvertently paid by Borrowers or inadvertently received by the holder of this Note, such excess shall be returned to Borrowers or credited as a payment of principal, in accordance with the Loan Agreement.  It is the intent hereof that Borrowers not pay or contract to pay, and that holder of this Note not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrowers under Applicable Law.

This Note shall be governed by the laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).

IN WITNESS WHEREOF, this Revolver Note is executed as of the date set forth above.

P&F INDUSTRIES, INC.

Attest:	By:	/s/ Joseph A. Molino, Jr.
	Name:	Joseph A. Molino, Jr.
/s/ Richard B. Goodman	Title:	Vice President
Assistant Secretary

[Seal]

FLORIDA PNEUMATIC MANUFACTURING CORPORATION

Attest:	By:	/s/ Joseph A. Molino, Jr.
	Name:	Joseph A. Molino, Jr.
/s/ Richard B. Goodman	Title:	Vice President
Assistant Secretary

[Seal]

HY-TECH MACHINE, INC.

Attest:	By:	/s/ Joseph A. Molino, Jr.
	Name:	Joseph A. Molino, Jr.
/s/ Richard B. Goodman	Title:	Vice President
Assistant Secretary

[Seal]

NATIONWIDE INDUSTRIES, INC.

Attest:	By:	/s/ Joseph A. Molino, Jr.
	Name:	Joseph A. Molino, Jr.
/s/ Richard B. Goodman	Title:	Vice President
Assistant Secretary

[Seal]

REVOLVER NOTE
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